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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (D) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest event reported): August 1, 2003
                                                          --------------

                             ESCALADE, INCORPORATED
                             ----------------------
             (Exact name of Registrant as specified in its charter)

            Indiana                     0-6966                  13-2739290
            -------                     ------                  ----------
(State or Other Jurisdiction   (Commission File Number)  (IRS Employer I.D. No.)
      of Incorporation)

                  817 Maxwell Avenue, Evansville, Indiana 47711
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                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (812) 467-1200
                                                           --------------

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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION
On August 1, 2003, Escalade, Incorporated ("Escalade") issued the press release and quarterly message to shareholders attached hereto as Exhibits 99.1 and 99.2, respectively.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf in Evansville, Indiana by the undersigned hereunto duly authorized.


Date: August 1, 2003                 ESCALADE, INCORPORATED
                                     By: /s/ John R. Wilson
                                     ----------------------
                                     Vice President and Chief Financial Officer

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                                INDEX TO EXHIBITS

 EXHIBIT
 NUMBER                  DESCRIPTION

  99.1     Press release dated August 1, 2003
  99.2 Message to Shareholders dated August 1, 2003 for the quarter ended July 12, 2003.